UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2009

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Quamtel, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-31757	98-0233452
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14911 Quorum Drive, Suite 140, Dallas, Texas 75254

(Address of principal execute offices, including zip code)

(982) 361-1980

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition or Disposition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.02

 Election of Directors and Officers

On December 9, 2009, Registrant entered into and closed a Membership Interest Purchase Agreement to acquire all of the outstanding. membership interests of Mobile Internet Devices, LLC, a Florida limited liability company (the “Company”). The sellers were DataJack, Inc., a Florida corporation owned by Keith R. Jones, and Schooner Enterprises, Inc., a Nevada corporation owned by John W. Richardson. The purchase price consisted of the following:

(1)

1,500,000 shares of Registrant’s restricted common stock;

(2)

additional shares of Registrant’s common stock on June 30, 2011, such that the original grant of 1,500,000 shares plus the additional shares shall have a market value of at least $1,500,000, as determined by the average closing prices of the Registrant’s common stock during the month of June 2011;

(3)

at such time as the number of active subscribers for the services of the Company being conveyed to Registrant shall reach 100,000 subscribers, Registrant shall issue additional shares of its common stock to Sellers such that the total shares issued to Sellers under (1) above and this section shall be equal to 20% of the issued and outstanding common stock of the Purchaser;

(4)

five-year cashless stock purchase warrants to purchase 1,000,000 shares of Registrant’s restricted common stock, at an exercise price of $2.68;

(5)

12% of the net profit of the Company as a subsidiary for as long as the subsidiary is owned by Registrant, which amount shall include the business being acquired and all future enhanced products and services developed in the company platform, including but not limited to other SIM enhanced products; and

(6)

$15.00 of each activation fee for each new customer of the company plus 50% of the activation fee in excess of $62.50 per customer, which amounts are refundable by Sellers if the customer terminates service prior to the time required by the Company’s network provider.

Following the Closing, Keith R. Jones was elected to become a member of the Registrant’s Board of Directors.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement
2.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2009	QUAMTEL, INC.
(Registrant)

	By:	/s/ STUART EHRLICH
Stuart Ehrlich
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement
2.2	Form of Warrant